Exhibit 10.17

190
Borrower: Tianjin Bo’aiPharmaceutical Co., Ltd.
Address: 4 Ronghua Ave. Yonghong Industrial Area, Nanhe County, Tianjin
Zip: 300382
Legal Rep.: Xuecheng Xia
Phone: 23981287
Fax: 23982766
Bank: Tianjin Rural Cooperative Bank, Zhexing Branch
Account: 9130101000010000009335

Lender: Tianjin Rural Cooperative Bank, Zhexing Branch
Address: 1-2/29 Kunwei Road, Hebei District
Zip: 300141
Legal Rep.: Yan Hou
Agent:
Phone: 26226072

Chapter 2	Loan Usage

Article 1	The borrower and the lender agree:

1.	The loan shall be only used for working capital/cash flow.

2.	Without written consent from the lending bank, the borrower shall not use the loan for different usage.

Chapter 3	Currency, Amount, Term, Transferring Method

Article 2	The currency of the loan is Chinese Yuan. The amount of the loan is 2,400,000.00.

Article 3	The term of the loan is 1 year, from July 12, 2010 to July 7, 2011.

Article 4	When the Article 11 is fulfilled, the lending bank shall transfer the total amount of the loan to the borrower’s account by single transaction by August 11, 2010.

Chapter 4	Interest Rate and Calculating Method

Article 5	Monthly interest rate is 4.8675%.

Article 6	If the borrower does not pay back the loan on time, the penalty interest rate will increase 50% based on the monthly interest rate. If the borrower uses the loan in other fields other than working capital, the penalty interest rate will increase 100% based on the monthly interest rate.

Article 7	The interest payment will be posted on the 20th of the 3rd month in a 3-month billing cycle.

Article 8	The annual interest rate shall not change regardless.

Chapter 5	Loan Delivery

Article 11	The lending bank is not liable to provide this loan unless the borrower can meet the following requirement.

1.	The borrower shall have provided the lending bank valid and necessary documents.

2.

The borrower shall have complete IOU. IOU has equal legal force as this contract. If the amount of loan, the term, or the annual interest rate is different on the IOU, please use IOU as the final contract.

3.	The borrower shall have had all government approval, registration, etc.

4.	The borrower shall have notarized and registered any guarantee or insurance to the loan.

Chapter 6	Payment

Article 12

1.	Single payment of the principle. The borrower shall pay back the principle by July 7, 2011.

Article 13	The lending bank is entitled to collect the principle and the interest from any accounts associated to the borrowers in the lending bank network if the loan is not paid off on time.

Article 14	If the payment is not sufficient to pay the principle and interest, the amount of money will be first deducted for any fees and charges. The rest will be paid for the interest secondly. The money after interest will be applied to principle payment.

Article 15	If the borrower wants to pay off the loan in advance, a written notice shall be provided 30 days in advance. The annual interest rate remains the same as that in Chapter 4.

Article 16	The borrower shall provide written notice of loan extension 30 days in advance.

Chapter 10	Breach

Article 38	Any following activities will cause breach.

1.	The borrower does not pay the principle and interest on time.

2.	The borrower does not use the loan correctly.

3.	The borrowerprovides fake balance sheet, income statement or other financial statements.

4.	The borrower or guarantor provides fake or misleading statement or guarantee in this contract or the guarantee contract.

5.	The borrower or the guarantor has breach in either contract.

6.	The borrower or the guarantor’s business or financial situation becomes seriously bad.

7.	Any pledge goods depreciate damage seriously, or destroy.

8.	When the borrower or the guarantor merges, separates or re-structures into shareholding company, the borrower or the guarantor could not arrange payment or re-structure the loan.

9.	The borrower or the guarantor bankrupts or closes.

10.	The borrower does not report the following situation to the lending bank:

	1)	Any major changes of the Article.

	2)	Major change of accounting rules.

	3)	Major change of its subsidiary or parent companies.

	4)	Any lawsuits, arbitration or administrative procedures that will negatively affect the borrower’s capability and financial status to perform this contract.

11.	The borrower violates any items in this contract without giving a satisfied redress.

12.	Any other things that could harm the lending bank.

Article 39 The lending bank shall make the judgment of breach and notice the borrower. The lending bank is entitled to act any following arrangements:

1.	Cancel the transfer of the loan.

2.	Announce the loan is expired and collect all the principle and interest.

3.	Request to add or change guarantors, pledge goods or shares.

4.	Collect any unpaid payment from any accounts associated to the borrower in the lending bank network.

5.	Perform its rights under the guarantee contract.

6.	Any appropriate acts as the lending bank uses.

Chapter 12	Choice of Law and Disputes Settlement

Article 50	This contract shall be governed by the laws of P.R. China.

Article 51	Any disputes arising hereunder shall be submitted for binding arbitration to the local people’s court after negotiation for settlement fails.

Chapter 13	Validity, Revision and Release of the Contract

Article 52	This contract becomes valid with the signatures of the legal representative or agent of each party and company’s stamp.

Article 53	Without written agreement, each party shall not change or cancel this contract.